EX-99.19A

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	December 2021

Distribution Amount per Share	$0.06

The following table sets forth the estimated amounts of the current distribution, payable December 31, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0179	30%	0.0179	30%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0421	70%	0.0421	70%
Total (per common share)	0.0600	100%	0.0600	100%

Average annual total return (in relation to NAV) for the 5 years ending on 11/30/2021				-1.57%
Annualized current distribution rate expressed as a percentage of NAV as of 11/30/2021				4.77%

Cumulative total return (in relation to NAV) for the fiscal year through 11/30/2021				21.96%
Cumulative fiscal year distributions as a percentage of NAV as of 11/30/2021				0.40%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	January 2022

Distribution Amount per Share	$0.06

The following table sets forth the estimated amounts of the current distribution, payable January 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0196	33%	0.0392	33%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0404	67%	0.0808	67%
Total (per common share)	0.0600	100%	0.1200	100%

Average annual total return (in relation to NAV) for the 5 years ending on 12/31/2021				-1.75%
Annualized current distribution rate expressed as a percentage of NAV as of 12/31/2021				4.68%

Cumulative total return (in relation to NAV) for the fiscal year through 12/31/2021				2.42%
Cumulative fiscal year distributions as a percentage of NAV as of 12/31/2021				0.78%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	February 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, payable February 28, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0297	28%	0.0636	28%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0753	72%	0.1614	72%
Total (per common share)	0.1050	100%	0.2250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 1/31/2022				-1.22%
Annualized current distribution rate expressed as a percentage of NAV as of 1/31/2022				7.94%

Cumulative total return (in relation to NAV) for the fiscal year through 1/31/2022				5.98%
Cumulative fiscal year distributions as a percentage of NAV as of 1/31/2022				1.42%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	March 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, payable March 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0213	20%	0.0829	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0837	80%	0.2471	75%
Total (per common share)	0.1050	100%	0.3300	100%

Average annual total return (in relation to NAV) for the 5 years ending on 2/28/2022				-1.06%
Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2022				7.87%

Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2022				7.77%
Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2022				2.06%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	April 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, payable April 29, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0211	20%	0.1038	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0839	80%	0.3312	76%
Total (per common share)	0.1050	100%	0.4350	100%

Average annual total return (in relation to NAV) for the 5 years ending on 3/31/2022				-0.43%
Annualized current distribution rate expressed as a percentage of NAV as of 3/31/2022				7.68%

Cumulative total return (in relation to NAV) for the fiscal year through 3/31/2022				11.28%
Cumulative fiscal year distributions as a percentage of NAV as of 3/31/2022				2.65%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	May 2022

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, payable May 31, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Estimated Sources of Distributions
				% Breakdown of the
		% Breakdown	($) Total Cumulative	Total Cumulative
	($) Current	of the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0219	21%	0.1273	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0831	79%	0.4127	76%
Total (per common share)	0.1050	100%	0.5400	100%

Average annual total return (in relation to NAV) for the 5 years ending on 4/30/2022				-0.87%
Annualized current distribution rate expressed as a percentage of NAV as of 4/30/2022				7.93%

Cumulative total return (in relation to NAV) for the fiscal year through 4/30/2022				8.48%
Cumulative fiscal year distributions as a percentage of NAV as of 4/30/2022				3.40%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com